UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2026
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Akebia Therapeutics, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting") to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting and the results of the votes on such matters.

Proposal 1: The Company's stockholders elected Adrian Adams, Michael Rogers and LeAnne M. Zumwalt as Class III directors, each to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. The results of the vote on Proposal 1 were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Adrian Adams	102,040,314	41,312,586	48,297,931
Michael Rogers	102,377,117	40,975,783	48,297,931
LeAnne M. Zumwalt	97,926,409	45,426,491	48,297,931

Proposal 2: The Company's stockholders approved an amendment to the Company's Ninth Amended and Restated Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 375,000,000 to 525,000,000 and (ii) increase the number of authorized shares of common stock, par value $0.00001 per share, from 350,000,000 to 500,000,000 (the “Share Increase Amendment”). The results of the vote on Proposal 2 were as follows:

Votes For	Votes Against	Votes Abstaining
102,504,108	88,853,129	293,594

The Company filed a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware on June 18, 2026 to effect the Share Increase Amendment.

Proposal 3: The Company's stockholders' approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the non-binding advisory vote on Proposal 3 were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
89,838,833	51,140,010	2,374,057	48,297,931

Proposal 4: The Company's stockholders recommended, on a non-binding advisory basis, that future advisory votes on the compensation of the Company's named executive officers be held every year. The results of the non-binding advisory vote on Proposal 4 were as follows:

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Votes Abstaining
112,927,161	2,739,581	20,605,688	7,080,470

After taking into consideration the results of this vote, and consistent with the prior recommendation of the Company’s Board of Directors (the "Board") in favor of an annual stockholder advisory vote on the compensation of the Company’s named executive officers, the Board intends to hold an advisory vote on executive compensation on an annual basis, until the next non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which is required at least once every six years.

Proposal 5: The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote on Proposal 5 were as follows:

Votes For	Votes Against	Votes Abstaining
173,306,165	15,754,273	2,590,393

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 22, 2026	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer